Summary of Significant Accounting Policies	12 Months Ended
May 31, 2018
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1) Consolidation, Noncontrolling Interests and Basis of Presentation

Our financial statements include all of our majority-owned subsidiaries. We account for our investments in less-than-majority-owned joint ventures, for which we have the ability to exercise significant influence, under the equity method. Effects of transactions between related companies are eliminated in consolidation.

Noncontrolling interests are presented in our Consolidated Financial Statements as if parent company investors (controlling interests) and other minority investors (noncontrolling interests) in partially owned subsidiaries have similar economic interests in a single entity. As a result, investments in noncontrolling interests are reported as equity in our Consolidated Financial Statements. Additionally, our Consolidated Financial Statements include 100% of a controlled subsidiary’s earnings, rather than only our share. Transactions between the parent company and noncontrolling interests are reported in equity as transactions between stockholders, provided that these transactions do not create a change in control.

Our business is dependent on external weather factors. Historically, we have experienced strong sales and net income in our first, second and fourth fiscal quarters comprising the three-month periods ending August 31, November 30 and May 31, respectively, with weaker performance in our third fiscal quarter (December through February).

2) Use of Estimates

The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3) Acquisitions/Divestitures

We account for business combinations and asset acquisitions using the acquisition method of accounting and, accordingly, the assets and liabilities of the acquired entities are recorded at their estimated fair values at the acquisition date.

Subsequent to the end of the current fiscal year, on July 11, 2018, we acquired the stock of Kemtile Limited, which is a hygienic flooring solutions provider for the U.K. food and beverage industry, and is headquartered in the U.K.  This fiscal 2019 acquisition will report through our industrial reportable segment.

During the fiscal year ended May 31, 2018, we completed a total of seven acquisitions among our three reportable segments.  During fiscal 2018, our industrial reportable segment completed three acquisitions, which include the following:  a manufacturer of high-performance spray applied polyurea waterproofing systems, as well as a range of polymer flooring systems located in Norway; a manufacturer and marketer of terrazzo and resinous flooring, wall coating systems and other concrete repair and maintenance materials headquartered in Batavia, Ohio; and a manufacturer and installer of a range of specialty bridge bearings and expansion joints, as well as custom engineered solutions for bridges, wind turbines and other structures located in the U.K.  Within our consumer reportable segment, we acquired a manufacturer of sealers, cleaners, polishes and related products primarily for tile and natural stone based in Arcadia, California; and a manufacturer and marketer of specialty cleaners for rust stain removal based in Eldora, Iowa.  Lastly, we acquired the assets of a manufacturer of adjuvants, which are used to enhance the productivity of herbicides for farming and forest protection programs located in Australia; and the assets of a distributor of high-performance wood finishes located in the U.K., both of which report through our specialty reportable segment.

During the fiscal year ended May 31, 2017, we completed acquisitions within each of our three reportable segments.  Two of the fiscal 2017 acquisitions report through our consumer reportable segment, which include the following: the foam division of a corporation based in St. Louis, Missouri, which sells consumer polyurethane foam in the consumer do-it-yourself market as well as the professional industrial market; and a decorative and specialty coatings company located in the Netherlands.  There were also several acquisitions during fiscal 2017 that report through our industrial reportable segment, which include the following: a manufacturer of commercial waterproofing products based in Australia; a specialist civil engineering and construction organization focusing on bridges, roads and major structures based in Mount Airy, North Carolina; a manufacturer of specialty high-performance coatings serving the global oil and gas pipeline market headquartered in Langley, British Columbia, Canada; a manufacturer of foam tapes used in construction and industrial applications based in the U.K.; a company based in Richmond, Missouri, which manufactures resins, intermediates, hardeners and curing agents for use in epoxy and polyurethane materials;  and a manufacturer of specialty chemicals and equipment for infrastructure construction and repair headquartered in Conyers, Georgia.  Lastly, we acquired a product line that reports through our specialty reportable segment, which was a manufacturer of professional equipment and chemicals for cleaning and restoring carpet, upholstery and hard flooring surfaces based in Chandler, Arizona.

The purchase price for each acquisition has been allocated to the estimated fair values of the assets acquired and liabilities assumed as of the date of acquisition. While the valuations of consideration transferred and total assets acquired and liabilities assumed are substantially complete, the primary areas that remain preliminary relate to the fair values of other current assets and deferred income taxes for acquisitions completed during fiscal 2018.  Acquisitions are aggregated by year of purchase in the following table:

	Fiscal 2018 Acquisitions			Fiscal 2017 Acquisitions
(In thousands)	Weighted-Average Intangible Asset Amortization Life (In Years)	Total		Weighted-Average Intangible Asset Amortization Life (In Years)	Total
Current assets		$28,939			$78,565
Property, plant and equipment		10,875			59,630
Goodwill	N/A	43,656		N/A	75,361
Tradenames - indefinite lives	N/A	15,096		N/A	12,251
Other intangible assets	12	36,450		14	83,447
Other long-term assets		81			460
Total Assets Acquired		$135,097			$309,714
Liabilities assumed		(19,369)			(51,344)
Net Assets Acquired		$115,728	(1)		$258,370	(2)

(1)	Figure includes cash acquired of $3.3 million.
(2)	Figure includes cash acquired of $4.2 million.

Our Consolidated Financial Statements reflect the results of operations of acquired businesses as of their respective dates of acquisition. Pro-forma results of operations for the years ended May 31, 2018 and 2017 were not materially different from reported results and, consequently, are not presented.

4) Foreign Currency

The functional currency for each of our foreign subsidiaries is its principal operating currency. Accordingly, for the periods presented, assets and liabilities have been translated using exchange rates at year end, while income and expense for the periods have been translated using a weighted-average exchange rate.

The resulting translation adjustments have been recorded in accumulated other comprehensive income (loss), a component of stockholders’ equity, and will be included in net earnings only upon the sale or liquidation of the underlying foreign investment, neither of which is contemplated at this time. Transaction gains and losses increased during the last three fiscal years due to the strengthening of the U.S. dollar, resulting in net transactional foreign exchange losses for fiscal 2018, 2017 and 2016 of approximately $12.3 million, $6.4 million and $24.4 million, respectively.

5) Cash and Cash Equivalents

We consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. We do not believe we are exposed to any significant credit risk on cash and cash equivalents. The carrying amounts of cash and cash equivalents approximate fair value.

6) Property, Plant & Equipment

May 31,	2018	2017
(In thousands)
Land	$85,007	$82,184
Buildings and leasehold improvements	445,017	427,304
Machinery and equipment	1,045,851	975,091
Total property, plant and equipment, at cost	1,575,875	1,484,579
Less: allowance for depreciation and amortization	795,569	741,893
Property, plant and equipment, net	$780,306	$742,686

We review long-lived assets for impairment when circumstances indicate that the carrying values of these assets may not be recoverable. For assets that are to be held and used, an impairment charge is recognized when the estimated undiscounted future cash flows associated with the asset or group of assets are less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded for the difference between the carrying value and the fair value. Fair values are determined based on quoted market values, discounted cash flows, internal appraisals or external appraisals, as applicable. Assets to be disposed of are carried at the lower of their carrying value or estimated net realizable value.

Depreciation is computed primarily using the straight-line method over the following ranges of useful lives:

Land improvements	1 to 50 years
Buildings and improvements	1 to 50 years
Machinery and equipment	1 to 30 years

Total depreciation expense for each fiscal period includes the charges to income that result from the amortization of assets recorded under capital leases.

7) Revenue Recognition

Revenues are recognized when realized or realizable, and when earned. In general, this is when title and risk of loss pass to the customer. Further, revenues are realizable when we have persuasive evidence of a sales arrangement, the product has been shipped or the services have been provided to the customer, the sales price is fixed or determinable, and collectibility is reasonably assured. We reduce our revenues for estimated customer returns and allowances, certain rebates, sales incentives, and promotions in the same period the related sales are recorded.

We also record revenues generated under long-term construction contracts, mainly in connection with the installation of specialized roofing and flooring systems, and related services. Certain long-term construction contracts are accounted for under the percentage-of-completion method, and therefore we record contract revenues and related costs as our contracts progress. This method recognizes the economic results of contract performance on a timelier basis than does the completed-contract method; however, application of this method requires reasonably dependable estimates of progress toward completion, as well as other dependable estimates. When reasonably dependable estimates cannot be made, or if other factors make estimates doubtful, the completed-contract method is applied. Under the completed-contract method, billings and costs are accumulated on the balance sheet as the contract progresses, but no revenue is recognized until the contract is complete or substantially complete.  Refer to Note A(19) for further information regarding the new revenue recognition standard.

8) Shipping Costs

Shipping costs paid to third-party shippers for transporting products to customers are included in SG&A expenses. For the years ended May 31, 2018, 2017 and 2016, shipping costs were $164.7 million, $148.9 million and $145.3 million, respectively.

9) Allowance for Doubtful Accounts Receivable

An allowance for anticipated uncollectible trade receivable amounts is established using a combination of specifically identified accounts to be reserved and a reserve covering trends in collectibility. These estimates are based on an analysis of trends in collectibility and past experience, but are primarily made up of individual account balances identified as doubtful based on specific facts and conditions. Receivable losses are charged against the allowance when we confirm uncollectibility. Actual collections of trade receivables could differ from our estimates due to changes in future economic or industry conditions or specific customer’s financial conditions.  For the periods ended May 31, 2018, 2017 and 2016, bad debt expense approximated $9.1 million, $16.0 million and $8.7 million, respectively. The increase in bad debt expense during fiscal 2017 was primarily the result of our reassessment of the collectibility of accounts receivable, particularly in emerging markets.

10) Inventories

Inventories are stated at the lower of cost or net realizable value, cost being determined on a first-in, first-out (FIFO) basis and net realizable value being determined on the basis of replacement cost. Inventory costs include raw materials, labor and manufacturing overhead. We review the net realizable value of our inventory in detail on an on-going basis, with consideration given to various factors, which include our estimated reserves for excess, obsolete, slow-moving or distressed inventories. If actual market conditions differ from our projections, and our estimates prove to be inaccurate, write-downs of inventory values and adjustments to cost of sales may be required. Historically, our inventory reserves have approximated actual experience. During fiscal 2018, our consumer reportable segment businesses were impacted by tighter inventory management at many of their top customers and, starting in mid-April, we made the determination to consolidate several divisions within certain consumer segment businesses, close two manufacturing facilities and eliminate approximately 154 positions.  These actions were taken by new leadership in place at our Rust-Oleum business in order to streamline processes, reduce overhead, improve margins and reduce working capital. In relation to these initiatives, our consumer segment recognized $36.5 million of charges related to product line and SKU rationalization and related obsolete inventory identification during the fourth quarter of fiscal 2018.  Additionally, during the fourth quarter of fiscal 2018, we incurred $1.2 million in inventory write-offs in connection with restructuring activities at our industrial reportable segment.

Inventories were composed of the following major classes:

May 31,	2018	2017
(In thousands)
Raw material and supplies	$288,201	$248,426
Finished goods	546,260	539,771
Total Inventory	$834,461	$788,197

11) Goodwill and Other Intangible Assets

We account for goodwill and other intangible assets in accordance with the provisions of ASC 350 and account for business combinations using the acquisition method of accounting and, accordingly, the assets and liabilities of the entities acquired are recorded at their estimated fair values at the acquisition date. Goodwill represents the excess of the purchase price paid over the fair value of net assets acquired, including the amount assigned to identifiable intangible assets.

We performed the required annual goodwill impairment assessments as of the first day of our fourth fiscal quarter at the reporting unit level. Our reporting units have been identified at the component level, which is the operating segment level or one level below. First, we assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount.  The traditional two-step quantitative process is required only if we conclude that it is more likely than not that a reporting unit’s fair value is less than its carrying amount.  However, we have an unconditional option to bypass a qualitative assessment and proceed directly to performing the traditional two-step quantitative analysis.  We applied both the qualitative and traditional two-step quantitative processes during our annual goodwill impairment assessment performed during the fourth quarters of fiscal 2018, 2017 and 2016.

The traditional two-step quantitative goodwill impairment assessment involves estimating the fair value of a reporting unit and comparing it with its carrying amount. If the carrying amount of the reporting unit exceeds its fair value, additional steps are followed to determine and recognize, if appropriate, an impairment loss. Calculating the fair value of the reporting units requires our significant use of estimates and assumptions. We estimate the fair values of our reporting units by applying a combination of third-party market-value indicators, when observable market data is available, and discounted future cash flows to each of our reporting unit’s projected EBITDA. In applying this methodology, we rely on a number of factors, including actual and forecasted operating results and market data.

As a result of the annual impairment assessments performed for fiscal 2018 and 2016, there were no goodwill impairments, including no reporting units that were at risk of failing step one of the traditional two-step quantitative analysis, except for our Kirker reporting unit, which had an estimated fair value that exceeded its carrying value by approximately 8% at May 31, 2016.

As described further in Note C, “Goodwill and Other Intangible Assets,” during the second quarter of fiscal 2017, we recorded a loss totaling $188.3 million for the impairment of goodwill and intangibles at our Kirker reporting unit.  After recording the goodwill impairment loss, no goodwill remained at the Kirker reporting unit at November 30, 2016. After performing the required annual impairment assessments during the fourth quarter of fiscal 2017, there were no additional goodwill impairments, including no other reporting units that were at risk of failing step one of the traditional two-step quantitative analysis.

Additionally, we test all indefinite-lived intangible assets for impairment annually. We perform the required annual impairment assessments as of the first day of our fourth fiscal quarter. We may elect to first assess qualitative factors to determine whether it is more likely than not that the fair value of an indefinite-lived intangible asset is less than its carrying amount before applying traditional quantitative tests.  We applied both qualitative and quantitative processes during our annual indefinite-lived intangible asset impairment assessments performed during the fourth quarters of fiscal 2018, 2017 and 2016.

The annual impairment assessment involves estimating the fair value of each indefinite-lived asset and comparing it with its carrying amount. If the carrying amount of the intangible asset exceeds its fair value, we record an impairment loss equal to the difference. Calculating the fair value of the indefinite-lived assets requires our significant use of estimates and assumptions. We estimate the fair values of our intangible assets by applying a relief-from-royalty calculation, which includes discounted future cash flows related to each of our intangible asset’s projected revenues. In applying this methodology, we rely on a number of factors, including actual and forecasted revenues and market data.  As a result of the assessments performed for fiscal 2018 and 2016, there were no impairments. Results of intangible asset impairment assessments performed during fiscal 2017 are outlined below.

As further described in Note C, “Goodwill and Other Intangible Assets,” during the quarter ended February 28, 2017, we recorded a loss totaling $4.9 million for the impairment of the Restore tradename.  After performing the required annual assessments of indefinite-lived intangible assets during the fourth quarter of fiscal 2017, there were no additional impairments.

Should the future earnings and cash flows at our reporting units decline and/or discount rates increase, future impairment charges to goodwill and other intangible assets may be required.

12) Advertising Costs

Advertising costs are charged to operations when incurred and are included in SG&A expenses. For the years ended May 31, 2018, 2017 and 2016, advertising costs were $58.0 million, $52.3 million and $49.7 million, respectively.

13) Research and Development

Research and development costs are charged to operations when incurred and are included in SG&A expenses. The amounts charged to expense for the years ended May 31, 2018, 2017 and 2016 were $69.7 million, $64.9 million and $61.5 million, respectively.

14) Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to our employees and directors, which may include restricted stock and stock appreciation rights (“SARs”). We measure stock-based compensation cost at the date of grant, based on the estimated fair value of the award. We recognize the cost as expense on a straight-line basis (net of estimated forfeitures) over the related vesting period. Refer to Note J, “Stock-Based Compensation,” for further information.

15) Investment (Income), Net

Investment (income), net, consists of the following components:

Year Ended May 31,	2018	2017	2016
(In thousands)
Interest (income)	$(5,003)	$(4,620)	$(5,975)
(Gain) on sale of marketable securities	(11,704)	(8,174)	(6,457)
Other-than-temporary impairment on securities		420	3,811
Dividend (income)	(3,735)	(1,610)	(1,744)
Investment (income), net	$(20,442)	$(13,984)	$(10,365)

16) Other Expense (Income), Net

Other expense (income), net, consists of the following components:

Year Ended May 31,	2018	2017	2016
(In thousands)
Royalty expense (income), net	$404	$2,680	$2,039
Loss on litigation settlement			9,300
(Gain) on remeasurement of joint venture ownership			(7,972)
(Income) loss related to unconsolidated equity affiliates	(1,002)	(1,013)	(2,080)
Other expense (income), net	$(598)	$1,667	$1,287

Loss on Litigation Settlement

A consolidated class-action complaint against Rust-Oleum Corporation (“Rust-Oleum”) sought to have a class certified and alleged breach of warranty, breach of contract and other claims regarding certain deck coating products of Rust-Oleum.  In May 2016, the parties executed a term sheet outlining the agreed-upon terms of settlement. During fiscal 2017, the court granted final approval of the settlement, and Rust-Oleum deposited $9.3 million into a settlement fund in satisfaction of the claims.

Gain on Remeasurement of Joint Venture Ownership

In May 2016, we acquired the remaining 51% interest in our Chinese joint venture, Carboline Dalian Paint Production Co., Ltd. (“Carboline Dalian”), which increased our ownership to 100%.  Based on the step up from our 49% to a 100% interest in Carboline Dalian, we recorded a remeasurement gain for approximately $8.0 million during fiscal 2016.

17) Income Taxes

The provision for income taxes is calculated using the asset and liability method. Under the asset and liability method, deferred income taxes are recognized for the tax effect of temporary differences between the financial statement carrying amount of assets and liabilities and the amounts used for income tax purposes and for certain changes in valuation allowances. Valuation allowances are recorded to reduce certain deferred tax assets when, in our estimation, it is more likely than not that a tax benefit will not be realized.

18) Earnings Per Share of Common Stock

Earnings per share (EPS) is computed using the two-class method.  The two-class method determines EPS for each class of common stock and participating securities according to dividends and dividend equivalents and their respective participation rights in undistributed earnings.  Our unvested share-based payment awards that contain rights to receive non-forfeitable dividends are considered participating securities.  Basic EPS of common stock is computed by dividing net income by the weighted-average number of shares of common stock outstanding for the period.  Diluted EPS of common stock is computed on the basis of the weighted-average number of shares of common stock, plus the effect of dilutive potential shares of common stock outstanding during the period using the treasury stock method.  Dilutive potential shares of common stock include outstanding SARS, restricted stock awards and convertible notes.  See Note L, “Earnings Per Share of Common Stock,” for additional information.

19) Other Recent Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers,” which establishes a comprehensive revenue recognition standard that will supersede nearly all existing revenue recognition guidance under GAAP. The new standard prescribes a five-step model for recognizing revenue, which will require significant judgment in its application. This revised guidance requires an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This update creates a five-step model that requires entities to exercise judgment when considering the terms of contract(s), which includes (i) identifying the contract(s) with the customer, (ii) identifying the separate performance obligations in the contract, (iii) determining the transaction price, (iv) allocating the transaction price to the separate performance obligations, and (v) recognizing revenue when each performance obligation is satisfied. The new standard also requires disclosures regarding the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers, including qualitative and quantitative information about contracts with customers, significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract.

We will adopt the new revenue recognition standard as of June 1, 2018 using the modified retrospective method upon transition.  We have established our accounting policy, trained our business units, completed certain enhancements to key information systems and finalized our internal controls under the new standard.  As a result of our adoption procedures, we determined that revenue recognition for our broad portfolio of products and services will remain largely unchanged.  Accordingly, our adoption of the new standard will not have a material impact on our overall Consolidated Financial Statements.

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842),” which increases lease transparency and comparability among organizations.  Under the new standard, lessees will be required to recognize all assets and liabilities arising from leases on the balance sheet, with the exception of leases with a term of 12 months or less, which permits a lessee to make an accounting policy election by class of underlying asset not to recognize lease assets and liabilities.  ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years, and early adoption is permitted. In March 2018, the FASB approved an alternative transition method to the modified retrospective approach, which eliminates the requirement to restate prior period financial statements and requires the cumulative effect of the retrospective allocation to be recorded as an adjustment to the opening balance of retained earnings at the date of adoption.  We are currently evaluating which transition method we will adopt on June 1, 2019 and the impact this guidance will have on our Consolidated Financial Statements. At a minimum, total assets and total liabilities will increase in the period the ASU is adopted.  At May 31, 2018, our total undiscounted future minimum payments outstanding for operating lease obligations approximated $209.6 million.

In August 2016, the FASB issued ASU 2016-15, “Classification of Certain Cash Receipts and Cash Payments,” which makes a number of changes meant to add or clarify guidance on the classification of certain cash receipts and payments in the statement of cash flows.  The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.  Upon adoption, entities must apply the guidance retrospectively to all periods presented.  We are currently evaluating the impact this guidance will have on our Consolidated Financial Statements.

In January 2017, the FASB issued ASU 2017-01, “Business Combinations: Clarifying the Definition of a Business,” with the objective of adding guidance to assist entities in evaluating whether transactions should be accounted for as acquisitions (disposals) of assets or of businesses. The guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted. We are currently reviewing the impact this revised guidance will have on our Consolidated Financial Statements.

In January 2017, the FASB issued ASU 2017-04, “Simplifying the Test for Goodwill Impairment,” to eliminate step two from the goodwill impairment test in order to simplify the subsequent measurement of goodwill. The guidance is effective for fiscal years beginning after December 15, 2019. Early application is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. Adoption of this guidance is not expected to have a material impact on our Consolidated Financial Statements.

In March 2017, the FASB issued ASU 2017-07, “Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost,” which requires that an employer report the service cost component in the same line item or items as other compensation costs arising from services rendered by the pertinent employees during the period. The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations, if one is presented.  The guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years.  We are currently reviewing the impact this guidance will have on our Consolidated Financial Statements.

In August 2017, the FASB issued ASU 2017-12, “Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities,” which simplifies hedge accounting through changes to both designation and measurement requirements.  For hedges that qualify as highly effective, the new standard eliminates the requirement to separately measure and record hedge ineffectiveness, resulting in better alignment between the presentation of the effects of the hedging instrument and the hedged item in the financial statements.  ASU No. 2017-12 is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years.  Early adoption is permitted in any interim period after issuance of the update.  Our early adoption of this pronouncement during fiscal 2018 did not have a material impact on our Consolidated Financial Statements.  Refer to Note F, “Derivatives and Hedging,” for further information.